UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 2, 2014

SOLARIS POWER CELLS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53982	46-3386352
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3111 E. Taqhuitz Canyon Way, Palm Springs, California, 92262

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 760-600-5272

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On September 2, 2014, we obtained short term financing from JMJ Financial of San Diego, California (the “Lender”) under a Promissory Note in the amount of $500,000.00 and the Principal Sum is $500,000 (five hundred thousand) plus accrued and unpaid interest and any other fees. The Consideration is $450,000 (four hundred fifty thousand) payable by wire (there exists a $50,000 original issue discount (the “OID”)). The Lender shall pay $50,000 of Consideration upon closing of this Note. The Lender may pay additional Consideration to the Borrower in such amounts and at such dates as Lender may choose in its sole discretion.

The foregoing description of the Loan Agreement is qualified in its entirety by reference to the attached Exhibits 10.1 and 10.2 as filed.

SECTION 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Item 10.1 Financial Statements and Exhibits.

Exhibit No 10.1 Promissory Note.
Exhibit No 10.2 Transfer Agent Authorization Letter.

Exhibit No 10.3 Executed Note.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLARIS POWER CELLS, INC.

By:	/s/ Leonard Caprino
Leonard Caprino
President, Principal Executive Officer & Secretary

September 5, 2014